UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

September 30, 2010
Date of Report (Date of earliest event reported)

The China Fund, Inc.
(Exact name of registrant as specified in its charter)

Maryland	811-05749	000000000
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

c/o State Street Bank and Trust Company 2 Avenue de Lafayette, P.O. Box 5049, Boston, Massachusetts		02206-5049
(Address of principal executive offices)		(Zip Code)

1(888)246-2255
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
Signatures
Exhibit Index
September 2010 Monthly Insight Report

Item 7.01. Regulation FD Disclosure.

Pursuant to Regulation FD Rules 100-103, The China Fund, Inc. (the “Fund”) furnishes the Monthly Insight Report of the Fund’s Investment Manager.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99	September 2010 Monthly Insight Report of the Fund’s Investment Manager

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The China Fund, Inc. (Registrant)
Dated: October 19, 2010	/s/ Francine S. Hayes Name: Francine S. Hayes Title: Assistant Secretary

Exhibit Index

Exhibit No.	Description
99	September 2010 Monthly Insight Report of the Fund’s Investment Manager